Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Shareholders' Equity
N.	SHAREHOLDERS’ EQUITY

In July 2007, the Company’s Board of Directors authorized the repurchase for retirement of up to 50 million shares of the Company’s common stock in open-market transactions or otherwise. At December 31, 2012, the Company had remaining authorization to repurchase up to 24 million shares. During 2012, the Company repurchased and retired one million shares of Company common stock, for cash aggregating $8 million to offset the dilutive impact of the 2012 grant of one million shares of long-term stock awards. The Company repurchased and retired two million common shares in 2011 and three million common shares in 2010 for cash aggregating $30 million and $45 million in 2011 and 2010, respectively.

On the basis of amounts paid (declared), cash dividends per common share were $.30 ($.30) in 2012, $.30 ($.30) in 2011 and $.30 ($.30) in 2010, respectively.

Accumulated Other Comprehensive (Loss) Income. The components of accumulated other comprehensive income attributable to Masco Corporation were as follows, in millions:

	At December 31
	2012	2011
Cumulative translation adjustments	$501	$482
Unrealized loss on marketable securities, net	(12)	(12)
Unrealized loss on interest rate swaps	(21)	(23)
Unrecognized prior service cost and net loss, net	(409)	(371)

Accumulated other comprehensive income	$59	$76

The unrealized loss on marketable securities, net, is reported net of income tax expense of $14 million at both December 31, 2012 and 2011. The unrecognized prior service cost and net loss, net, is reported net of income tax benefit of $109 million and $100 million at December 31, 2012 and 2011, respectively.